Exhibit 24
                           Form S-8 Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS, that each officer or director of Cuisine Solutions, Inc. (the "Corporation") whose signature appears below constitutes and appoints each of Stanislas Vilgrain and Robert Murphy, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-8 relating to the shares of the Corporation's Common Stock issuable under the Corporation's 1999 Stock Option Plan and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  October 26, 1999                     /s/ Stanislas Vilgrain
                                             -----------------------------------
                                             Stanislas Vilgrain



                                             /s/ Jean-Louis Vilgrain
                                             -----------------------------------
                                             Jean-Louis Vilgrain



                                             -----------------------------------
                                             Alexandre Vilgrain



/s/ Nancy Schaefer                           /s/ Bruno Goussault
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Nancy Schaefer                               Bruno Goussault



/s/ Carl Youngman                            /s/ David Jordan
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Carl Youngman                                David Jordan



/s/ Robert Murphy                            /s/ Charles McGettigan
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Robert Murphy                                Charles McGettigan